Exhibit 99.1


         Certification of Chief Executive and Chief Financial Officer of
             Earth Sciences, Inc. Pursuant to 18 U.S.C. Section 1350


     I, Mark H. McKinnies, certify that:

     In connection with the Annual Report on Form 10-KSB of Earth Sciences, Inc. (the "Company) for the period ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Mark H. McKinnies, Chief Executive Officer and Chief Financial Officer of the Company, to the best of my knowledge, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to the Sarbanes-Oxley Act of 2002, that:

     1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2) the information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of the Company.


                                                 /s/ Mark H. McKinnies
                                                 -------------------------------
                                                 Name:  Mark H. McKinnies
                                                 Title:  President and Treasurer
Date:  March 25, 2003